Exhibit 99.1

Extraction Oil & Gas, Inc. Announces Changes in Company Leadership

DENVER - September 4, 2019 (GLOBE NEWSWIRE) - Extraction Oil & Gas, Inc. (NASDAQ: XOG) (“Extraction” or the “Company”) today announced that Russell T. Kelley, Jr., Extraction’s Chief Financial Officer, has resigned from the Company, effective September 15, 2019, to pursue other interests. Tom Brock has been designated by the Board of Directors to assume the role of principal financial officer of the Company and will continue in his current role as Vice President, Chief Accounting Officer.
Mr. Brock has served as the Company’s Vice President and Chief Accounting Officer, since 2016 and has over 21 years of energy-focused accounting experience. Mr. Brock began his career with KPMG LLP, where he held various positions serving clients in the energy industry. Mr. Brock holds a Bachelor of Accountancy from New Mexico State University and is a CPA licensed in the State of Texas.
Extraction also announced that the Board has appointed Marianella Foschi as vice president, finance, effective September 15, 2019. Ms. Foschi had previously served as Extraction’s director of finance since 2015. Prior to that, Ms. Foschi had served in previous roles in energy finance, including with Blackstone’s GSO Capital Partners as well as with Credit Suisse in its Oil and Gas Investment Banking group. Ms. Foschi holds a Bachelor of Business Administration degree in Finance from the University of Texas at Austin.
“We wish Rusty well in his future endeavors and want to thank him for his contributions over the past five years,” said Extraction Oil & Gas President and Acting CEO Matt Owens. “Tom and Marianella have been integral leaders for Extraction and their knowledge of the Company, coupled with their financial backgrounds and experience, will allow for a smooth transition. We believe these will be great additions to our leadership team and will benefit us as we look to deliver on our Company goals,” Owens said.
Forward-Looking Statements
Certain statements contained in this press release constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein are forward-looking statements. These forward-looking statements are identified by their use of terms and phrases such as “may,” “expect,” “estimate,” “project,” “plan,” “believe,” “intend,” “achievable,” “anticipate,” “will,” “continue,” “potential,” “should,” “could,” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties. These forward-looking statements represent our expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of our control, that could cause actual results to differ materially from the results discussed in the forward-looking statements.
Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, we do not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for us to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the “Risk Factors” section of our most recent Form 10-K and Forms 10-Q filed with the Securities and Exchange Commission and in our other

Exhibit 99.1

public filings and press releases. These and other factors could cause our actual results to differ materially from those contained in any forward-looking statement.
About Extraction Oil & Gas, Inc.
Denver-based Extraction Oil & Gas, Inc. is an independent energy exploration and development company focused on exploring, developing and producing crude oil, natural gas and NGLs primarily in the Wattenberg Field in the Denver-Julesburg Basin of Colorado. For further information, please visit www.extractionog.com. The Company’s common shares are listed for trading on the NASDAQ under the symbol: “XOG.”
Investor Contact: Louis Baltimore, ir@extractionog.com, 720-974-7773
Media Contact: Brian Cain, info@extractionog.com, 720-974-7782